Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Lesaka Technologies,
Inc. (“Lesaka”) on Form 10-K for the year
ended June 30,
2026,
as filed
with
the Securities
and
Exchange
Commission
on
the date
hereof (the
“Report”),
Ali Mazanderani
and Dan
Smith,
Executive Chairman
and Group
Chief Financial
Officer,
respectively,
of Lesaka,
certify,
pursuant to
18 U.S.C. § 1350,
that to
their
knowledge:
1.
The
Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of
1934, as amended;
and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.
Date: September 9, 2026
/ s/: Ali Mazanderani
Name: Ali Mazanderani
Executive Chairman
Date: September 9, 2026 /s/: Dan Smith
Name: Dan Smith
Group Chief Financial Officer